UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                                 FORM 8-K



                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:  March 31, 1997



                     ELECTRONIC SYSTEMS TECHNOLOGY INC.
                        (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


    Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

The Company's open market stock repurchase plan for the period of January 1, 1997 through March 31, 1997, concluded on March 31, 1997, pursuant to the conditions of the plan, announced December 18, 1996. Results of the stock repurchase plan will be detailed in the Company's 10Q Quarterly
Report for the quarter ending March 31, 1997.




















































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/   T.L. KIRCHNER

By: T.L. Kirchner
President
Date: April 1, 1997